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                                                                    Exhibit 10.2

                    OPEN-END MORTGAGE AND SECURITY AGREEMENT

                      THIS MORTGAGE SECURES FUTURE ADVANCES

                (All notices to be given to Mortgagee pursuant to
            42 Pa. C.S.A. Section 8143 shall be given as set forth in
                         Section 9.1 of this Mortgage.)


         THIS OPEN-END MORTGAGE AND SECURITY AGREEMENT ("Mortgage") IS MADE as of the 14th day of February, 2000 by INTERSTATE PITTSBURGH HOTEL HOLDINGS, L.L.C., a Delaware limited liability company, with an address at Foster Plaza Ten, 680 Andersen Drive, Pittsburgh, Pennsylvania 15220 ("Mortgagor"), in favor of PNC BANK, NATIONAL ASSOCIATION, a national banking association, with an address at One PNC Plaza, P1-POPP-19-2, 249 Fifth Avenue, Pittsburgh, PA 15222 ("Mortgagee").

         This Mortgage is an "Open-End Mortgage" as set forth in 42 Pa. C.S.A.
Section 8143 and secures a maximum principal amount of indebtedness (as defined in such statute) outstanding at any time equal to double the face amount of the Note (as hereinafter defined), plus accrued and unpaid interest. This Mortgage also secures advances for the payment of taxes and municipal assessments, maintenance charges, insurance premiums, costs incurred for the protection of the Mortgaged Property (as hereinafter define d) or the lien of this Mortgage, expenses incurred by Mortgagee by reason of an Event of Default (as hereinafter defined) under this Mortgage and advances for erection, construction, alteration and repair of the Mortgaged Property or for any other purpose, together with all other sums due hereunder or secured hereby as hereinafter described.

                                   WITNESSETH:


         WHEREAS, Mortgagor is the owner of a certain tract or parcel of land described in Exhibit A attached hereto and made a part hereof, together with the improvements now or hereafter erected thereon; and

         WHEREAS, Mortgagee is making a loan to Mortgagor in an amount not to exceed Seven Million Five Hundred Sixty Thousand Dollars ($7,560,000) (the "Loan") to, the proceeds of which will be advanced to Mortgagor pursuant to the terms and conditions of a Loan Agreement, of even date, (the "Loan Agreement"), by and between Mortgagor and Mortgagee for the purposes set forth in the Loan Agreement (all capitalized terms used herein and not otherwise defined shall have the meaning assigned to such term in the Loan Agreement);

         NOW, THEREFORE, for the purpose of securing the payment and performance of the following obligations (collectively called the "Secured Obligations"):

         (A) all indebtedness, together with all interest thereon, evidenced by that certain Mortgage Note, of even date herewith, from Mortgagor to Mortgagee in the principal face amount of Seven Million Five Hundred Sixty Thousand Dollars ($7,560,000) (said Mortgage

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Note, as the same may be amended, supplemented or replaced from time to time, hereinafter called the "Note"), the provisions of the Note being incorporated herein by this reference;

         (B) all indebtedness, together with all interest thereon, evidenced by the Loan Agreement, as the same may be amended, supplemented or replaced from time to time, the provisions of the Loan Agreement being incorporated herein by this reference;

         (C) any sums advanced by Mortgagee or which may otherwise become due pursuant to the provisions of the Note or Loan Agreement or this Mortgage or pursuant to any other document or instrument at any time delivered to Mortgagee to evidence or secure any of the Secured Obligations or which otherwise related to any of the Secured Obligations (all such documents and instruments, including this Mortgage, and any other agreements, documents or instruments hereinabove referenced, as the same may be amended, supplemented or replaced from time to time, being collectively referred to herein as the "Loan Documents"); and

         (D) all other obligations of Mortgagor to Mortgagee now existing or hereafter arising, whether or not pursuant to any other loans, advances, debts, liabilities, obligations, covenants and duties owing by the Mortgagor to the Mortgagee or to any other direct or indirect subsidiary of PNC Bank Corp. of any kind or nature, present or future (including, without limitation, any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Mortgagor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other similar agreement, or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Mortgagee's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Mortgagee incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses, provided, nevertheless, that this Mortgage shall not extend to or secure any obligation of Mortgagor which is defined as "consumer credit" under Regulation Z promulgated by the Board of Governors of the Federal Reserve System and which is not exempted from application thereof.

         Mortgagor, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, does hereby give, grant, bargain, sell, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm unto Mortgagee and does agree that Mortgagee shall have a security interest in the following described property, all accessions and additions thereto, all substitutions therefor and replacements and proceeds thereof, and all reversions and remainders of such property (collectively, the "Mortgaged Property") now owned or held or hereafter acquired, to wit:

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                  (i) all of Mortgagor's estate in the premises described in
         Exhibit A, together with all of the easements, rights of way, privileges, liberties, hereditaments, gores, streets, alleys, passages, ways, waters, watercourses, rights and appurtenances thereunto belonging or appertaining, and all of the estate, right, title, interest, claim and demand whatsoever of Mortgagor therein and in the public streets and ways adjacent thereto, either in law or in equity, in possession or expectancy (collectively, the "Realty");

                  (ii) the structures and buildings and all additions and improvements thereto now or hereafter erected upon the Realty (including all Equipment, as hereinafter defined, constituting fixtures) (collectively, the "Improvements");

                  (iii) all machinery, apparatus, equipment, fittings, appliances and fixtures of every kind and nature whatsoever and regardless of whether the same may now or hereafter be attached or affixed to the Realty or Improvements, including, without limitation, all electrical, antipollution, heating, lighting, incinerating, power, air conditioning, plumbing, lifting, cleaning, fire prevention, fire extinguishing, refrigerating, ventilating and communication machinery, apparatus, equipment, fittings, appliances and fixtures, and all engines, pipes, pumps, tanks, motors, conduits, ducts, compressors, elevators and escalators, and all articles of personal property and goods of every kind and nature whatsoever, including all shades, awnings and carpets now or hereafter affixed to, attached to, placed upon, or used or usable in any way in connection with the use, enjoyment, occupancy or operation of the Realty or Improvements (collectively, the "Equipment");

                  (iv) all leases and other agreements now or hereafter in existence relating to the use, occupancy or possession of the Realty, Improvements or Equipment or any part thereof, and all right, title and interest of Mortgagor thereunder, including cash and securities deposited thereunder to secure performance by the tenants of their obligations thereunder, and including further, the right to amend or terminate the same or waive the provisions thereof, and the right to receive and collect the rents thereunder and all guaranties thereof (collectively, the "Leases");

                  (v) all revenues, income, rents, issues and profits of the Realty, Improvements, Equipment and Leases, including, but not limited to, the proceeds of all room rentals (collectively, the "Rents"), including all proceeds of the conversion, voluntary or involuntary, of the Realty, Improvements and Equipment or any part thereof into cash or liquidated claims, including proceeds of insurance and condemnation awards or payments in lieu thereof;

                  (vi) all Mortgagor's rights and interests in all agreements now or hereafter in existence providing for or relating to the construction, alteration, maintenance, repair, operation or management of the Mortgaged Property or any part thereof, as well as the plans and specifications therefor, and all copies thereof (together with the right to amend or terminate the same or waive the provisions of the foregoing) and any amendments, renewals and replacements thereof; to the extent permitted by the relevant authorities, all licenses, permits and approvals for the ownership, construction, maintenance, operation,

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         use and occupancy of the Mortgaged Property or any part thereof and any amendments, renewals and replacements thereof; all Mortgagor's rights and interests in all warranties and guaranties from contractors, subcontractors, suppliers and manufacturers to the maximum extent permissible relating to the Mortgaged Property or any part thereof; all insurance policies covering or affecting the Mortgaged Property or any part thereof; all of Mortgagor's now and hereafter arising or acquired Accounts, General Intangibles, Goods, Inventory, Chattel Paper, Documents and Instruments (as such terms are defined in Article 9 of the Pennsylvania Uniform Commercial Code) arising out of, used in connection with, or otherwise relating to the Mortgaged Property (collectively, the "Other Property").


         TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns, to its own use forever in accordance with the provisions hereof.

                        1. REPRESENTATIONS AND WARRANTIES


         Mortgagor represents and warrants to Mortgagee as follows:

         1.1      Warranty of Title.

         (a) Mortgagor has good and marketable title to an estate in fee simple absolute in the Realty and Improvements and has all right, title and interest in all other property constituting a part of the Mortgaged Property, in each case free and clear of all liens and encumbrances, except as may otherwise be set forth on an Exhibit B which may be attached hereto;

         (b) this Mortgage is a valid and enforceable first lien on the Mortgaged Property (except as aforesaid) and Mortgagee shall, subject to Mortgagor's right of possession prior to an Event of Default, quietly enjoy and possess the Mortgaged Property; and

         (c) Mortgagor shall preserve such title as Mortgagor warrants herein and the validity and priority of the lien hereof and shall forever warrant and defend the same to Mortgagee against the claims of all persons and parties whomsoever.

         1.2      Accuracy of Information.

         The information, financial statements and other financial data furnished to Mortgagee by Mortgagor or any other obligor or guarantor of all or any portion of the Secured Obligations, including any information furnished with respect to the Mortgaged Property, are accurate, correct and complete in all material respects.

         1.3      No Litigation.

         There is no litigation or governmental investigation of any type pending, or to the best of Mortgagor's knowledge threatened, which questions the capacity or authority of Mortgagor or any other obligor or guarantor of all or any portion of the Secured Obligations to fulfill its obligations under this Mortgage or the other Loan Documents, or if determined adversely, could

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materially affect the business or financial condition of Mortgagor or
Mortgagor's use, ownership, control or occupancy of any portion of the Mortgaged Property.

         1.4      No Conflicts.

         The execution and delivery of this Mortgage and the other Loan Documents does not conflict with any statute, rule, judgment or order of any court or governmental authority by which Mortgagor or any other obligor or guarantor of all or any portion of the Secured Obligations is bound and does not conflict with or constitute a default under any contract, agreement or other document by which Mortgagor or any such obligor or guarantor or the Mortgaged Property is bound.

         1.5      No Casualty or Taking.

         None of the Mortgaged Property has been damaged by fire or other casualty which is not now fully restored and no notice of taking by eminent domain or condemnation of any of the Mortgaged Property has been received and Mortgagor has no knowledge that any taking is contemplated.

         1.6      Licenses and Permits.

         All licenses, permits, consents and approvals necessary to occupy the Mortgaged Property and to conduct and operate Mortgagor's business, whether at the Mortgaged Property or elsewhere, have been obtained and are in full force and effect, including, but not limited to, all licenses, permits, consents and approvals required under federal, state or local law relating to occupancy, zoning, access to public streets, sewage, stormwater drainage, building, health, employee safety, public safety, environmental and energy matters.

         1.7      Due Organization, Etc.

         Each party (other than individuals) to each of the Loan Documents is duly organized and validly existing under the laws of the jurisdiction of its formation and is duly authorized and qualified to do business in each jurisdiction wherein its activities require such authorization or qualification. Each of the Loan Documents has been duly executed and delivered by the parties thereto pursuant to all requisite power and authority. Each of the Loan Documents constitutes the legal, valid and binding obligation of each of the parties thereto, enforceable in accordance with its terms. Notwithstanding the foregoing, Mortgagor does not make any representation or warranty as to Mortgagee under this Section.

                            2. AFFIRMATIVE COVENANTS

         Until all of the Secured Obligations shall have been fully paid, satisfied and discharged, Mortgagor shall:

         2.1      Payment and Performance of Secured Obligations.

         Pay or perform all Secured Obligations when due as provided in the Loan Documents.

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         2.2      Legal Requirements.

         Promptly comply with and conform to all present and future laws, statutes, codes, ordinances, orders, decrees, regulations and requirements, even if unforeseen or extraordinary, of every governmental authority or agency and all covenants, restrictions and conditions which may be applicable to Mortgagor or to any of the Mortgaged Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property (collectively, the "Legal Requirements"), even if such compliance necessitates structural changes or improvements or results in interference with the use or enjoyment of any of the Mortgaged Property, provided that no structural changes shall be made without the prior written consent of Mortgagee.

         2.3      Impositions.

         (a) Before interest or penalties are due thereon and otherwise when due, pay all taxes of every kind and nature (including real and personal property taxes on the Mortgaged Property, income, franchise, withholding, profits and gross receipts taxes) assessed against Mortgagor or any portion of the Mortgaged Property, all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments (including, without limitation, any condominium or planned unit development assessments, if any), levies, permits, inspection and license fees, all mortgages and other liens or encumbrances upon any portion of the Mortgaged Property, all water and sewer rents and charges, and all other charges and liens, whether of a like or different nature, even if unforeseen or extraordinary, now or hereafter imposed upon or assessed against Mortgagor or any of the Mortgaged Property or arising in respect of the ownership, occupancy, use or possession thereof. In addition, Mortgagor shall pay promptly on demand all taxes, assessments and charges which may now or hereafter be imposed upon Mortgagee by reason of its holding any of the Loan Documents, including intangibles, business privilege and excise taxes, but excluding any taxes upon the income derived by Mortgagee upon the interest or other sums collected by Mortgagee pursuant to the Loan Documents. The obligations referred to in this Section are hereinafter collectively referred to as the "Impositions". Within thirty (30) days after the payment of any Imposition, Mortgagor shall deliver to Mortgagee evidence acceptable to Mortgagee of such payment. Mortgagor shall also deliver to Mortgagee within ten (10) days of receipt thereof copies of all settlements and notices pertaining to the Impositions which may be issued by any governmental authority.

         (b) Subject to the right of Mortgagor to contest the payment of an Imposition as hereinafter provided, Mortgagee may pay or perform any Imposition and add the amount so paid or the cost incurred to the Secured Obligations, and all such amounts shall on demand be due and payable, together with interest thereon, from the date of such demand at the highest rate applicable to any portion of the Secured Obligations, but in no event exceeding the highest rate permitted by law (the "Default Rate").

         (c) Mortgagor may in good faith contest by proper legal proceedings the validity of any Legal Requirement or the validity or amount of any Imposition, provided, (i) an Event of Default does not exist; (ii) Mortgagor provides Mortgagee with security satisfactory to Mortgagee assuring compliance with or payment of the Legal Requirement or Imposition and any additional charge, interest, penalty, expense or other payment which may arise from or be incurred as a result of any delay in such compliance or payment during the course of such contest, all as estimated from time to time by Mortgagee; and (iii) such contest operates to

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suspend enforcement of compliance with or collection of the Legal Requirement or
Imposition and is maintained and prosecuted with diligence.

         2.4      Maintenance and Impairment of Security.

         Keep the Mortgaged Property in good condition and order and in a rentable and tenantable state of repair and will make or cause to be made, as and when necessary, all repairs, renewals, and replacements, structural and nonstructural, exterior and interior, foreseen and unforeseen, ordinary and extraordinary, provided, however, that no structural repairs, renewals or replacements shall be made without Mortgagee's prior written consent. Mortgagor shall not remove, demolish or alter the Mortgaged Property nor commit or suffer waste with respect thereto nor permit the Mortgaged Property to become deserted or abandoned. Mortgagor shall permit Mortgagee and its agents at any time and from time to time to enter upon and visit the Mortgaged Property for the purpose of inspecting and appraising the same. Mortgagor covenants and agrees not to take or permit any action with respect to the Mortgaged Property which will in any manner impair the security of this Mortgage.

         2.5      Use of Mortgaged Property.

         Use, and permit others to use, the Mortgaged Property only for uses permitted under applicable Legal Requirements.

         2.6      Books and Records.

         Maintain and Mortgagee shall have access to complete and adequate books of account and other records relating to the financing, development, construction, leasing, management, operation and use of the Mortgaged Property as Mortgagee may require, and Mortgagor will discuss the finances and business of Mortgagor with Mortgagee as Mortgagee may request. Such books and records shall be kept in all material respects in accordance with generally accepted accounting principles consistently applied. Mortgagor shall permit Mortgagee to photocopy such books and records on the Mortgaged Property or, if photocopying facilities are not available on the Mortgaged Property, at a copying facility selected by Mortgagee in its discretion. Mortgagee may freely share any of such information with any other affiliated entity or any participating lender with Mortgagee with respect to any part of the Secured Obligations at any time.

         2.7      [intentionally omitted]

         2.8      Leases.

         (a) Mortgagor shall promptly (i) perform all of the provisions of the Leases on the part of the landlord thereunder to be performed; (ii) appear in and defend any action or proceeding in any manner connected with the Leases or the obligations of Mortgagor thereunder; (iii) within ten (10) days after request by Mortgagee, deliver to Mortgagee a certificate from each tenant under the Leases identifying such Lease with particularity and stating that no default by Mortgagor or such tenant has occurred under the applicable Lease, that no rent thereunder has been prepaid, except for the current month, and addressing such other matters as Mortgagee may request; (iv) within ten (10) days after

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request by Mortgagee, deliver a written statement containing the names of all tenants, the terms of all Leases and the spaces occupied and rentals payable thereunder and a statement of all Leases which are then in default, including the nature of the default; (v) deliver to Mortgagee promptly copies of any notices of default which Mortgagor may at any time forward to or receive from a tenant of any Lease; and, within ten (10) days after execution, deliver to Mortgagee a fully executed counterpart of each Lease or a copy thereof.

         (b) Each Lease hereafter executed with respect to the Realty or Improvements or any part thereof shall provide that (i) the tenant thereunder, at the request of any transferee in foreclosure of this Mortgage or in lieu thereof, shall attorn to such other transferee and shall recognize such transferee as landlord under the Lease, (ii) neither Mortgagee nor any such transferee or its successors or assigns shall be bound by (A) any prepayment of an installment or rent or other obligation under any Lease, or (B) any amendment or modification to any Lease made without the written consent of Mortgagee or such transferee, or (C) any obligations under the Lease to have been performed prior to the date that Mortgagee or such transferee shall have acquired title to the Mortgaged Property, (iii) such Lease shall not be amended, extended or consensually terminated without the prior written consent of Mortgagee, and (iv) such Lease shall incorporate the terms of Section 8.9 of this Mortgage. By the recordation of this Mortgage, the foregoing provisions shall be binding upon each Lease hereafter executed with respect to the Realty or Improvements, even if not contained expressly in such Leases. Each tenant, upon request by Mortgagee or such successor in interest, shall execute and deliver an instrument or instruments confirming the foregoing provisions.

                              3. NEGATIVE COVENANTS

         Until all of the Secured Obligations shall have been fully paid, satisfied and discharged:

         3.1      Leases.

         (a) Mortgagor shall not (i) execute an assignment or pledge of the Rents and/or the Leases other than in favor of Mortgagee; or (ii) accept any prepayment of an installment of any Rents more than one month prior to the due date of such installment.

         (b) Mortgagor shall not, without the prior written consent of Mortgagee, (i) amend, modify, extend or consent to the surrender of any Lease or give any consent or waiver to any tenant pursuant to any Lease; or (ii) make any Lease, except for Leases approved in writing by Mortgagee, it being the express understanding of Mortgagee and Mortgagor that, unless waived in writing by Mortgagee, Mortgagee shall have the right to approve all terms and conditions of each Lease.

         3.2      No Other Financing or Liens.

         Without the prior written consent of Mortgagee, other than leases for certain equipment as set forth on Exhibit C attached hereto, Mortgagor shall not enter into any lease for any personal property as lessee which is to be used in connection with the operation of Mortgagor's business at the Mortgaged Property or create or cause or permit to exist any lien on, or security interest in, whether voluntary or involuntary, any part of the Mortgaged Property, other than in favor of Mortgagee.

         3.3      Sale of Mortgaged Property, Etc.

         Mortgagor shall not sell, assign, give, mortgage, pledge, hypothecate, encumber, lease or otherwise transfer the Mortgaged Property or any part thereof or interest therein, voluntarily or involuntarily, without Mortgagee's prior written consent.

         3.4      Maintenance of Existence

         (a) If Mortgagor is other than an individual, Mortgagor will not dissolve or liquidate nor merge or consolidate with any other entity nor permit any other entity to merge into it nor amend, supplement or modify its articles of incorporation, bylaws, partnership agreement or other document relating to its formation, structure or governance, as the case may be, without the prior written consent of Mortgagee. Mortgagor shall do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and its right to own property and transact business in each jurisdiction where any part of the Mortgaged Property is located.

         (b) Unless Mortgagee gives its prior written consent, no interests in Mortgagor will be sold, assigned, transferred, pledged, mortgaged, hypothecated or otherwise encumbered, and all such interests shall be maintained in the percentages existing as of the date of this Mortgage.

                   4. INSURANCE, CONDEMNATION AND RESTORATION

         4.1      Insurance.

         (a) Mortgagor shall maintain the insurance required under Section 4.7 of the Loan Agreement.

         (b) If Mortgagor shall not at any time comply with the terms of this Section, irrespective of the passage of any grace period, Mortgagee may cure such non-compliance and may purchase such insurance as it may elect. Mortgagor shall reimburse Mortgagee on demand for any costs incurred by Mortgagee in connection with any such actions, together with interest at the Default Rate. Any such actions by Mortgagee shall not constitute a waiver of any non-compliance of the terms of this Mortgage by Mortgagor.

         4.2      Rights of Mortgagee to Proceeds.

         In the event of any loss with respect to the project where Mortgagor is entitled to receive insurance proceeds, Mortgagee shall have the exclusive right to adjust, collect and compromise all such insurance claims in excess of $250,000 (hereinafter referred to as a "Major Loss"), and Mortgagor shall not adjust, collect or compromise any claims for Major Losses under said policies without the prior written consent of Mortgagee. For Major Losses, each insurer is hereby authorized and directed to make payment under said policies, including return of unearned premiums, directly to Mortgagee instead of to Mortgagor and Mortgagee jointly, and Mortgagor appoints Mortgagee as Mortgagor's attorney-in-fact to endorse any draft therefor. All insurance proceeds for Major Losses shall be payable to Mortgagee and such proceeds may, at

Mortgagee's sole option, be applied to all or any part of the Secured Obligations and in any order (notwithstanding that such Secured Obligations may not then otherwise be due and payable) or to the repair and restoration of any of the Mortgaged Property under such terms and conditions as are set forth in
Section 4.4 or otherwise as Mortgagee may impose. Mortgagee shall not be deemed to have elected such option until such option is elected specifically in writing. Until so elected, Mortgagee shall not in any circumstances be deemed to have waived its right to make such election.

         4.3      Condemnation.

         Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation or taking by eminent domain of any of the Mortgaged Property, shall notify Mortgagee of the pendency of such proceedings. Mortgagee may participate in any such proceedings and Mortgagor shall deliver to Mortgagee all instruments requested by it to permit such participation. Any award or compensation for property taken or for damage to property not taken, whether as a result of such proceedings or in lieu thereof, is hereby assigned to and shall be received and collected directly by Mortgagee, and any award or compensation shall be applied, at Mortgagee's option, to any part of the Secured Obligations and in any order (notwithstanding that any of such Secured Obligations may not then be due and payable) or to the repair and restoration of any of the Mortgaged Property under such terms and conditions as are set forth in Section 4.4 or otherwise as Mortgagee may impose. Mortgagee shall not be deemed to have elected such option until such option is elected specifically in writing. Until so elected, Mortgagee shall not in any circumstances be deemed to have waived its right to make such election.

         4.4      Restoration.

         (a) All amounts received by Mortgagee pursuant to this Article and which Mortgagee, at its sole option, permits to be applied to the restoration of the Mortgaged Property may either be held in a restoration fund ("Restoration Fund") by Mortgagee or, if it refuses to serve, a bank or trust company appointed by Mortgagee which has a combined capital and surplus of not less than $100,000,000 as restoration fund trustee (the "Restoration Fund Trustee") with any additions thereto that may be required by Mortgagee as hereinafter provided. The interest or income, if any, received on all deposits or investments of any monies in the Restoration Fund shall be added to the Restoration Fund. If Mortgagee consents to the deposit of such funds in an interest-bearing account or otherwise consents to the investment of such funds, neither Mortgagee nor the Restoration Fund Trustee shall be liable or accountable for any loss resulting from any such deposit or investment or for any withdrawal, redemption or sale of deposits or investments. Mortgagee and the Restoration Fund Trustee may impose reasonable charges for services performed in managing the Restoration Fund and may deduct such charges therefrom. Restoration shall be performed only in accordance with the following conditions:

                  (i) prior to commencement of restoration and from time to time during restoration, Mortgagee may require Mortgagor to deposit additional monies into the Restoration Fund in amounts which, in Mortgagee's judgment, are sufficient to defray all costs to be incurred to complete the restoration and all costs associated therewith, including labor, materials, architectural and design fees and expenses and contractor's fees and expenses, and Mortgagee shall have approved a budget and cost breakdown for the restoration, together with a disbursement schedule, in detail satisfactory to Mortgagee;

                  (ii) prior to commencement of restoration, the contracts, contractors, plans and specifications for the restoration shall have been approved by Mortgagee and all governmental authorities having jurisdiction, and Mortgagee shall be provided with satisfactory title insurance and acceptable surety bonds insuring satisfactory completion of the restoration and the payment of all subcontractors and materialmen;

                  (iii) all restoration work shall be done under fixed price contracts, fully bonded;

                  (iv) at the time of any disbursement, an Event of Default or any event or conditions which with the passage of time or the giving of notice, or both, would constitute an Event of Default shall not have occurred, no mechanics' or materialmen's liens shall have been filed and remain undischarged and an endorsement satisfactory to Mortgagee to its title insurance policy shall have been delivered to Mortgagee;

                  (v) disbursements from the Restoration Fund shall be made from time to time, but not more frequently than once each calendar month, for completed work under the aforesaid contracts (subject to retainage) and for other costs associated therewith and approved by Mortgagee upon receipt of evidence satisfactory to Mortgagee of the stage of completion and of performance of the work in a good and workmanlike manner in accordance with the contracts, plans and specifications as approved by Mortgagee;

                  (vi) Mortgagor will pay the cost of Mortgagee's inspecting architect or engineer and the cost of any attorney's fees and disbursements incurred by Mortgagee in connection with such restoration;

                  (vii) Mortgagee shall have the option to retain up to ten percent (10%) of the cost of all work until the restoration is fully completed, as determined by Mortgagee, and all occupancy permits therefor have been issued;

                  (viii) Mortgagee may impose such other reasonable conditions, including a restoration schedule, as are customarily imposed by construction lenders to assure complete and lien-free restoration;

                  (ix) any sum remaining in the Restoration Fund upon completion of restoration shall, at Mortgagee's option, be applied to any part of the Secured Obligations and in any order (notwithstanding that any of such Secured Obligations may not then be due and payable) or be paid to Mortgagor.

         (b) If within 120 days after the occurrence of any loss or damage to the Mortgaged Property Mortgagor shall not have submitted to Mortgagee and received Mortgagee's approval of plans and specifications for the repair, restoration or rebuilding of such loss or damage or shall not have obtained approval of such plans and specifications from all governmental authorities whose approval is required or if, after such plans and specifications are approved by Mortgagee and by all such governmental authorities, Mortgagor shall fail to commence promptly such repair, restoration or rebuilding or if thereafter Mortgagor fails to carry out diligently such repair, restoration or rebuilding or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with such work or if any other condition of this paragraph is not satisfied within 120 days after the occurrence of any such loss or damage, then Mortgagee, in addition to all other rights herein set forth, and after giving Mortgagor thirty (30) days written notice of the nonfulfillment of one or more of the foregoing conditions, may, failing Mortgagor's fulfillment of said conditions within said thirty (30)-day period, at Mortgagee's option, (A) declare all Secured Obligations immediately due and payable, and/or (B) perform or cause to be performed such repair, restoration or rebuilding and may take such other steps as Mortgagee may elect to carry out such repair, restoration or rebuilding and may enter upon the Mortgaged Property for any of the foregoing purposes, and Mortgagor hereby waives, for itself and all others holding under it, any claim against Mortgagee and any receiver and their respective agents (other than a claim based upon the alleged gross negligence or intentional misconduct of Mortgagee or any such receiver or agent) arising out of anything done by them or any of them pursuant to this paragraph and Mortgagee may, in its discretion, apply any insurance or condemnation proceeds held by it to reimburse itself and/or such receiver for all amounts expended or incurred by it in connection with the performance of such work, including attorneys' fees, and any excess costs shall be paid by Mortgagor to Mortgagee, and Mortgagor's obligation to pay such excess costs shall be secured by the lien of this Mortgage and shall bear interest at the Default Rate until paid.

         (c) Mortgagor waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives for loss of or damage to Mortgagor, the Mortgaged Property, Mortgagor's property or the property of others under Mortgagor's control from any cause insured against or required to be insured against by the provisions of this Mortgage.

                                   5. DEFAULT

         5.1      Events of Default.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

         (a) a failure to pay any Secured Obligations when due in accordance with the terms thereof;

         (b) Mortgagor shall fail to perform or observe any of the obligations in Article 3 or 4 of this Mortgage;

         (c) a failure by Mortgagor to duly perform and observe any other provision in this Mortgage, and such failure shall continue for a period of thirty (30) days after notice from Mortgagee;

         (d) a failure by Mortgagor to duly perform and observe any other provision in any of the other Loan Documents, and such failure continues beyond the grace period, if any, set forth therein or the occurrence of any defined "default" or "event of default" under any of the Loan Documents (it being understood that any such default or event of default shall be additional Events of Default hereunder and shall not be construed to be in substitution of any other Events of Default);

         (e) any representation or warranty made by Mortgagor herein or in any of the Loan Documents, or in any other instrument or document which pertains to or is delivered in connection with any of the Secured Obligations, shall prove to be incorrect, now or hereafter, in any material respect;

         (f) Mortgagor, or any obligor or guarantor of any of the Secured Obligations, shall become insolvent or unable to pay its or his or her debts as the same mature, or a petition shall be filed by Mortgagor or any such party in bankruptcy or seeking the appointment of a receiver, trustee or conservator for Mortgagor or any such party or for any portion of its or his or her property, or for reorganization or to effect a plan or other arrangement with or for the benefit of creditors of Mortgagor or any such party, or Mortgagor or any such party shall consent to the appointment of a receiver, trustee or conservator for Mortgagor or any such party or for any portion of its or his or her property;

         (g) a petition shall be filed against Mortgagor or any obligor or guarantor of any of the Secured Obligations in bankruptcy or seeking the appointment of a receiver, trustee or conservator for Mortgagor or any such party or for any portion of its or his or her property, or for reorganization or to effect a plan or other arrangement with or for the benefit of creditors of Mortgagor or any such party, and such petition shall not be dismissed within sixty (60) days thereafter;

         (h) any attachment proceeding shall be commenced against Mortgagee or any obligor or guarantor of any of the Secured Obligations for the collection of any indebtedness or liability;

         (i) foreclosure proceedings shall be instituted against the Mortgaged Property upon any other lien or claim whether alleged to be superior or junior to the lien of this Mortgage;

         (j) the Improvements shall be substantially damaged or destroyed by an uninsured or inadequately insured casualty;

         (k) Mortgagor shall fail to deliver any certification or other document or instrument requested by Mortgagee pursuant to the Loan Documents within ten
(10) days after receipt of request;

         (l) Mortgagor shall fail to comply with any duty or obligation imposed pursuant to Article 7 hereof, or any warranty or representation contained therein shall be incorrect or misleading; or

         (m) Mortgagor shall at any time deliver or cause to be delivered to Mortgagee a notice pursuant to 42 Pa. C.S.A. Section 8143 electing to limit the indebtedness secured by this Mortgage.

         5.2      Demand Obligation.

         Nothing in this Mortgage or any of the other Loan Documents shall be construed to limit the applicability of any term of the Loan Documents providing for the payment of any Secured Obligations on demand.

                                   6. REMEDIES

         6.1      Rights and Remedies of Mortgagee.

         If an Event of Default occurs, Mortgagee may, at its option and notwithstanding any contrary provisions in the Loan Documents, without demand, notice or delay, do one or more of the following:

         (a) Mortgagee may declare the entire unpaid principal balance of the Secured Obligations, together with all interest thereon, to be due and payable immediately (and in the case of an Event of Default under subsection 5.1(f), (g) or (h), all such indebtedness shall automatically and immediately become due and payable without notice or any other act).

         (b) Mortgagee may (i) institute and maintain an action of mortgage foreclosure against the Mortgaged Property and the interests of Mortgagor therein, (ii) institute and maintain an action on any instruments evidencing the Secured Obligations or any portion thereof, and (iii) take such other action at law or in equity for the enforcement of any of the Loan Documents as the law may allow, and in each such action Mortgagee shall be entitled to all costs of suit and attorneys' fees.

         (c) Mortgagee may, in its sole and absolute discretion, and without releasing Mortgagor or any other obligor or guarantor from any obligation under any of the Loan Documents and without waiving any Event of Default: (i) collect any or all of the Rents, including any Rents past due and unpaid, (ii) perform any obligation or exercise any right or remedy of Mortgagor under any Lease, or
(iii) enforce any obligation of any tenant of any of the Mortgaged Property. Mortgagee may exercise any right under this subsection (c) whether or not Mortgagee shall have entered into possession of any of the Mortgaged Property, and nothing herein contained shall be construed as constituting Mortgagee a "mortgagee in possession", unless Mortgagee shall have entered into and shall continue to be in actual possession of the Mortgaged Property. Mortgagor hereby authorizes and directs each and every present and future tenant of any of the Mortgaged Property to pay all Rents directly to Mortgagee and to perform all other obligations of that tenant for the direct benefit of Mortgagee, as if Mortgagee were the landlord under the Lease with that tenant, immediately upon receipt of a demand by Mortgagee to make such payment or perform such obligations. Mortgagor hereby waives any right, claim or demand it may now or hereafter have against any such tenant by reason of such payment of Rents or performance of obligations to Mortgagee, and any such payment or performance to Mortgagee shall discharge the obligations of the tenant to make such payment or performance to Mortgagor. Mortgagor shall indemnify Mortgagee and hold Mortgagee harmless from and against any and all claims, liability, damage, cost and expense (including attorneys' fees) which may be asserted against or incurred by Mortgagee by reason of any obligations of Mortgagor to perform any provision of any Lease. Mortgagee may apply the Rents received by Mortgagee to the payment of any one or more of the following, in such order and amounts as Mortgagee, in its sole discretion, may elect, whether or not the same be then due: the Secured Obligations, liens on any of the Mortgaged Property, Impositions, claims, insurance premiums, other carrying charges, invoices of persons who at any time have supplied goods or services to or for the benefit of any of the Mortgaged Property, and all other costs and expenses of maintenance, repair, restoration, management, operation, ownership, use, leasing, occupancy, protection, security, insurance, alteration or improvement of any of the Mortgaged Property, costs of enforcing Mortgagee's rights under the Loan Documents, including any foreclosure sale hereunder, and including all attorneys' fees and costs. Mortgagee may, in its sole discretion, determine the method by which, and extent to which, the Rents will be collected and obligations of tenants enforced; and Mortgagee may waive or fail to perform or enforce any provision of any Lease. Mortgagee shall not be accountable for any Rents or other sums it does not actually receive. Mortgagor hereby appoints Mortgagee as its attorney-in-fact effective upon an Event of Default to perform all acts which Mortgagor is required or permitted to perform under any and all Leases.

         (d) Mortgagee may, without releasing Mortgagor or any obligor or guarantor of any of the Secured Obligations from any obligation under any of the Loan Documents and without waiving any Event of Default, enter upon and take possession of the Mortgaged Property or any portion thereof, with or without legal action and by force if necessary, or have a receiver appointed without proof of depreciation or inadequacy of the value of the Mortgaged Property, the insolvency of Mortgagor, or any other proof. Mortgagee or said receiver may manage and operate the Mortgaged Property, make, cancel, enforce or modify the Leases or any of them, obtain and evict tenants, establish or change the amount of any Rents, and perform any acts and advance any sums which Mortgagee deems proper to protect the security of this Mortgage, all such sums to be payable on demand, together with interest thereon at the Default Rate, from the date of such demand, and such sums and interest to be secured by this Mortgage.

         (e) Mortgagee may take possession of the Equipment and Other Property, or any portion thereof, and may use and deal with the same to the same extent as Mortgagor is entitled to do so and may sell the same pursuant to law and exercise such other rights and remedies with respect to the same as may be provided by law, and file such continuation statements which it deems desirable.

         6.2      Sale in Parcels or Units.

         In case any sale under this Mortgage occurs by virtue of judicial proceedings, the Mortgaged Property may be sold in one parcel or unit and as an entity, or in such parcels or units, and in such manner or order, as Mortgagee in its sole discretion may elect.

         6.3      Confession of Judgment in Ejectment.

         At any time after the occurrence of an Event of Default, without further notice, regardless of whether Mortgagee has asserted any other right or exercised any other remedy under this Mortgage or any of the other Loan Documents, it shall be lawful for any attorney licensed in the Commonwealth of Pennsylvania as attorney for Mortgagor to confess judgment in ejectment against Mortgagor and all persons claiming under Mortgagor for the recovery by Mortgagee of possession of all or any part of the Mortgaged Property, for which this Mortgage shall be sufficient warrant. If for any reason after such action shall have commenced the same shall be determined and the possession of the Mortgaged Property remain in or be restored to Mortgagor, Mortgagee shall have the right upon any subsequent default or defaults to bring one or more amicable action or actions as hereinbefore set forth to recover possession of all or any part of the Mortgaged Property.

         6.4      Remedies Cumulative.

         All remedies contained in this Mortgage are cumulative and Mortgagee also has all other remedies provided by law or in equity or in any of the other Loan Documents. No delay or failure by Mortgagee to exercise any right or remedy under this Mortgage will be construed to be a waiver of that right or remedy or a waiver of any Event of Default. Mortgagee may exercise any one or more of its rights and remedies without regard to the adequacy of its security. One or more of the other Loan Documents may contain provisions pursuant to which all or a part of the Secured Obligations shall become immediately and automatically due and payable upon the occurrence of certain events described therein. Nothing in this Mortgage shall be construed as limiting the effectiveness of such provisions, and in the event of any inconsistency with the terms of this Mortgage, those provisions more advantageous to Mortgagee shall govern.

         6.5      No Merger.

         (a) If Mortgagee or any other person or entity owning or holding this Mortgage shall acquire or shall become vested with the fee title to the Mortgaged Property or any other estate or interest in the Mortgaged Property, such estates shall not merge as a result of such acquisition and shall remain separate and distinct from all other estates and interests in the Mortgaged Property for all purposes after such acquisition. The lien and security interest created hereby shall not be destroyed or terminated by the application of the doctrine of merger and, in such event, Mortgagee nor such other person or entity shall continue to have and enjoy all of the rights and privileges of Mortgagee hereunder as to each separate estate unless and until Mortgagee nor such other person or entity shall affirmatively elect in writing to merge such estates.

         (b) Upon the foreclosure of the lien created hereby on the Mortgaged Property, as herein provided, any Leases then existing shall not be destroyed or terminated by application of the doctrine of merger or by operation of law or as a result of such foreclosure unless Mortgagee or any purchaser at a foreclosure sale shall so elect by written notice to the lessee in question.

         (c) THE OBLIGATIONS OF THE MORTGAGOR AND THE RIGHTS AND REMEDIES OF THE MORTGAGEE HEREUNDER OR UNDER ANY OF THE LOAN DOCUMENTS OR THE SECURED OBLIGATIONS SHALL CONTINUE AFTER AND SURVIVE THE ENTRY OF JUDGMENT HEREUNDER OR THEREUNDER; IT BEING THE INTENTION OF THE PARTIES HERETO THAT SUCH RIGHTS, REMEDIES AND OBLIGATIONS SHALL NOT MERGE INTO OR BE EXTINGUISHED BY ANY SUCH JUDGMENT BUT SHALL CONTINUE UNTIL THE SECURED OBLIGATIONS HAVE BEEN IRREVOCABLY PAID IN FULL.

                            7. ENVIRONMENTAL MATTERS

         7.1      Environmental Warranty.

         Mortgagor hereby agrees that the Environmental Indemnity Agreement is hereby incorporated herein by reference.

                      8. ADDITIONAL RIGHTS AND OBLIGATIONS

         8.1      Installments for Insurance, Taxes and Other Charges.

         Without limiting the effect of any other provision of this Mortgage, Mortgagor shall, if requested by Mortgagee, pay to Mortgagee monthly with Mortgagor's payment on the Note an amount equal to one-twelfth (1/12) of the annual premiums for the insurance policies referred to hereinabove and the annual Impositions and any other item which at any time may be or become a lien upon the Mortgaged Property (the "Escrow Charges"); and on demand from time to time Mortgagor shall pay to Mortgagee any additional sums necessary to pay when due all Escrow Charges. The amounts so paid shall be security for the Secured Obligations and shall be used in payment of the Escrow Charges so long as no Event of Default shall have occurred. No amount so paid to Mortgagee shall be deemed to be trust funds but may be commingled with general funds of Mortgagee, nor shall any sums paid bear interest. Upon the occurrence of an Event of Default, Mortgagee shall have the right, at its election, to apply any amount so held against the Secured Obligations due and payable in such order as Mortgagee may deem fit, and Mortgagor hereby grants to Mortgagee a lien upon and security interest in such amounts for such purpose. At Mortgagee's option, Mortgagee from time to time may waive, and after any such waiver may reinstate, the provisions of this Section 8.1. In the event the interest of Mortgagor in the Mortgaged Property is sold or otherwise transferred, voluntarily or involuntarily, then all of the interest of Mortgagor in and to the sums held by Mortgagee shall vest in the successor to the interest of Mortgagor in the Mortgaged Property, subject, nevertheless, to the rights of Mortgagee hereunder.

         8.2      Mortgagee's Right to Protect Security.

         Mortgagee is hereby authorized to do any one or more of the following, irrespective of whether an Event of Default has occurred: (a) appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee hereunder; (b) take such action as Mortgagee may determine to pay, perform or comply with any Impositions or Legal Requirements, to cure any Events of Default and to protect its security in the Mortgaged Property, including the recordation or filing of financing statements and other documents to further assure the enforceability or priority of Mortgagee's liens and security interests, advance sums on behalf of Mortgagor to pay, perform or comply with any Imposition, Legal Requirement, prohibited lien, claims, costs and expenses in connection with the Mortgaged Property, including payment for utilities, fuel or any other necessary maintenance expenses, fees, insurance and repairs; and for the purpose of exercising any such powers and all other rights and powers granted by this Mortgage to Mortgagee, Mortgagee is hereby appointed attorney-in-fact for Mortgagor. All sums paid by or otherwise owing to Mortgagee under this Section shall be paid by Mortgagor to Mortgagee on demand, and until paid such sums shall be added to the principal secured hereby, shall be included as part of the Secured Obligations and shall bear interest at the Default Rate from the date of demand.

         8.3      Mortgagee's Costs and Expenses.

         In the event of an Event of Default or the exercise by Mortgagee of any of its rights hereunder, or if Mortgagee shall become a party, either as plaintiff or defendant or otherwise, to any suit or legal proceeding affecting any of the Mortgaged Property or the Secured Obligations, or if review and approval of any document, or any other matter related to any of the Secured Obligations, is required by, or requested of, Mortgagee, Mortgagor shall pay to Mortgagee on demand its costs, expenses and attorneys' fees incurred in connection therewith. If such amounts are not paid, they shall be added to the principal secured hereby, shall be included as part of the Secured Obligations and shall bear interest at the Default Rate from the date of demand.

         8.4      Security Agreement Under Uniform Commercial Code.

         This Mortgage is a Security Agreement as defined in the Uniform Commercial Code. Notwithstanding the filing of a financing statement covering any of the Mortgaged Property in the records normally pertaining to personal property, at Mortgagee's option all of the Mortgaged Property, for all purposes and in all proceedings, legal or equitable, shall be regarded (to the extent permitted by law) as part of the Realty, whether or not any such item is physically attached to the Realty or Improvements. The mention in any such financing statement of any of the Mortgaged Property shall not be construed as in any way altering any of the rights of Mortgagee or adversely affecting the priority of the lien granted hereby or by any other Loan Document, but such mention in the financing statement is hereby declared to be for the protection of Mortgagee in the event any court shall at any time hold that notice of Mortgagee's priority of interest, to be effective against any third party, must be filed in the Uniform Commercial Code records. This Mortgage constitutes a fixture filing under the Uniform Commercial Code.

         8.5      Assignment of Loan Documents; Estoppel Certificates.

         Mortgagor agrees that nothing herein shall be deemed to prohibit the assignment or negotiation, with or without recourse, of any of the Loan Documents or any interest of Mortgagee therein, or the assignment of this Mortgage. Mortgagor further agrees that, if requested by Mortgagee, Mortgagor shall certify to the assignee of this Mortgage, to Mortgagee, and to such other persons as Mortgagee may request from time to time that this Mortgage is in full force and effect, the amount or amounts of the Secured Obligations, the terms of the Loan Documents, whether any offsets, claims, counterclaims or defenses exist with respect to the payment of the Secured Obligations or the performance of the Loan Documents and such other matters as Mortgagee or any assignee may require.

         8.6      Waivers by Mortgagor.

         Mortgagor, to the extent permitted by law, hereby waives all errors and imperfections in any proceedings instituted by Mortgagee under any of the Loan Documents and all benefit of any present or future statute of limitation or repose, or moratorium law, or any other present or future law, regulation or judicial decision which (a) exempts any of the Mortgaged Property or any other property, real or personal, or any part of the proceeds arising from any sale thereof from attachment, levy or sale under execution, (b) provides for any stay of execution, marshaling of assets, exemption from civil process, redemption, extension of time for payment or valuation or appraisement of any of the Mortgaged Property, or (c) conflicts with any provision of any of the Loan Documents.

         8.7      Payment of Fees.

         The Mortgagor will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution, acknowledgment, filing and recording of this Mortgage, any financing statements, releases, continuation statements, and any instruments of further assurance and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage and the other Loan Documents.

         8.8      Further Assurances.

         Mortgagor agrees to execute such further assurances, documents and instruments as may be desirable by Mortgagee for the purposes of further evidencing, carrying out and/or confirming this Mortgage and for all other purposes intended by this Mortgage.

         8.9      Subordination to Leases.

         At the option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to the priority of entitlement to insurance proceeds or any award in condemnation or with respect to any option to purchase), to any and all Leases, upon the execution by Mortgagee and recording thereof, at any time hereafter, in the office of the Recorder of Deeds in and for the county wherein the Realty is situate, of a unilateral declaration to that effect.

         8.10     Subrogation.

         If the proceeds of any loan or other credit extended by Mortgagee, the repayment of which is hereby secured, is used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any part thereof, then Mortgagee shall be subrogated to any additional security held by the holder of such lien or encumbrance.

         8.11     Restatement of Representations and Warranties.

         Each representation or warranty made by Mortgagor in this Mortgage or in any other Loan Document or certificate related thereto shall be deemed to be restated as of the date of each advance made or credit extended by Mortgagee constituting a Secured Obligation.

         8.12     Acceleration.

         In order to accelerate the maturity of the indebtedness hereby secured because of the failure of Mortgagor to pay any tax assessment, liability, obligation or encumbrance upon the Mortgaged Property as herein provided, it shall not be necessary that Mortgagee shall first pay the same.

                            9. MISCELLANEOUS MATTERS

         9.1      Notices.

         (a) Except as otherwise provided in this Mortgage, all notices hereunder shall be in writing and shall be deemed to have been duly given for all purposes when delivered in person, or when deposited in the United States mail, by registered or certified mail, return receipt requested, directed to the party to receive the same at the addresses set forth at the beginning of this Mortgage or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived. Copies of all notices by Mortgagor pursuant to this Section must be sent to:

                  Marcus & Shapira, LLP
                  35th Floor, One Oxford Centre
                  301 Grant Street
                  Pittsburgh, Pennsylvania 15219
                  Attention: Carrie Kochenbach, Esq.

         (b) All notices given to Mortgagee by any person or entity (other than Mortgagor) pursuant to 42 Pa. C.S.A. Section 8143(c) or (d) shall be in writing and shall be sent exclusively by registered or certified mail, return receipt requested, to Mortgagee at the address set forth above.

         9.2      Governing Law.

         This Mortgage shall be interpreted in accordance with the law of the jurisdiction in which the Realty is located, without regard to principles of conflicts of law.

         9.3      Status of Parties.

         It is understood and agreed that the relationship of the parties is that of Mortgagor and Mortgagee and that nothing herein shall be construed to constitute a partnership, joint venture or co-tenancy between Mortgagor and Mortgagee.

         9.4      Severability.

         In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be inapplicable, invalid, illegal, or unenforceable in any respect, such inapplicability, invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage, but this Mortgage shall be construed as if such inapplicable, invalid, illegal or unenforceable provision had never been contained herein.

         9.5      Successors and Assigns.

         All of the grants, covenants, terms, provisions and conditions herein shall run with the land and shall apply to, bind and inure to the benefit of the successors and assigns of Mortgagor and Mortgagee.

         9.6      Time of Essence.

         Time is of the essence as to all of Mortgagor's obligations hereunder and under the other Loan Documents and under any and all other documents relating in any manner to any of the Secured Obligations.

         9.7      Section Headings.

         The section headings in this Mortgage are used only for convenience in finding the subject matters and are not part of this Mortgage or to be used in determining the intent of the parties or otherwise interpreting this Mortgage.

         9.8      Performance by Mortgagee.

         Any act which Mortgagee is permitted to perform under the Loan Documents may be performed at any time and from time to time by Mortgagee or any person or entity designated by Mortgagee.

         9.9      Attorney-in-Fact.

         Each appointment of Mortgagee as attorney-in-fact for Mortgagor in this Mortgage is irrevocable and coupled with an interest.

         9.10     Refusal of Consent.

         Except as otherwise specified herein, Mortgagee has the right to refuse to grant its consent whenever such consent is required under this Mortgage.

         9.11     Joint and Several Obligations.

         If there is more than one party identified in this Mortgage as "Mortgagor", then each such party so identified shall be liable, jointly and severally, for all obligations of Mortgagor hereunder, and all references to "Mortgagor" herein shall refer to each such party individually and to all, or any two or more, of such parties collectively.

         9.12     No Oral Modification.

         This Mortgage may be modified, amended, discharged or waived only by an agreement in writing, signed by all of the parties hereto.

         9.13     Defeasance.

         If Mortgagor pays to Mortgagee in full the Secured Obligations, then this Mortgage shall become void.

         9.14     WAIVER OF JURY TRIAL.

         MORTGAGOR WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS MORTGAGE OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE

TRANSACTIONS RELATED TO ANY OF THE LOAN DOCUMENTS. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGOR ACKNOWLEDGES THAT NEITHER MORTGAGEE NOR ANY PERSON ACTING ON BEHALF OF MORTGAGEE HAS OR HAVE MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. MORTGAGOR FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. MORTGAGOR AGREES THAT THE OBLIGATION EVIDENCED BY THIS MORTGAGE IS AN EXEMPTED TRANSACTION UNDER THE TRUTH-IN-LENDING ACT, 15 U.S.C.
SECTION 1061, ET SEQ. MORTGAGOR FURTHER ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THE MEANING OF THIS WAIVER PROVISION AND AS EVIDENCE OF THIS FACT SIGNS ITS INITIALS.

                                                                   /s/ JWR
                                                                  --------------
                                                         (INITIALS OF MORTGAGOR)





                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed the day and year first above written.

WITNESS/ATTEST:                    INTERSTATE PITTSBURGH HOTEL HOLDINGS, L.L.C.

                                   By: Interstate Property Partnership, L.P., a
                                   Delaware limited partnership, its sole Member

                                       By: Interstate Property Corporation, a
                                       Delaware corporation, General Partner

/s/ PATRICIA SHEARER               By: /s/ J. WILLIAM RICHARDSON
----------------------                 -----------------------------------------
                                   Title: Vice-President
                                          --------------------------------------

                              CERTIFICATE OF RESIDENCE


The undersigned certifies that the residence of Mortgagee is One PNC Plaza, P1-POPP-19-2, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222.




                                   By: /s/ CARRIE KOCHENBACH
                                       ---------------------------------------
                                   Title: Attorney for Mortgagee
                                          ------------------------------------